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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): February 19, 2003
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                               EVANS BANCORP, INC.
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           New York                    0-18539               16-1332767
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 (State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)              File Number)        Identification Number)


14-16 North Main Street, Angola, New York                      14006
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 (Address of Principal Executive Offices)                   (Zip Code)


 Registrant's telephone number, including area code   (716) 549-1000
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ITEM 5.   OTHER EVENTS

          Evans Bancorp, Inc. is filing herewith a press release issued on February 19, 2003 which is included herein. This press release was issued to announce a semi-annual dividend, approved by the Board of Directors, to be paid on the Company's common outstanding stock.

ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS

          The following exhibit is included herein:

          99.1 February 19, 2003 Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EVANS BANCORP, INC.

                                       By:  /s/ James Tilley
                                            ---------------------------
                                             James Tilley, President


February 19, 2003